NEWS RELEASE February 1, 2024 FOR IMMEDIATE RELEASE CONTACT: Randall M. Chesler (406) 751-4722 Ron J. Copher (406) 751-7706 GLACIER BANCORP COMPLETES ACQUISITION OF COMMUNITY FINANCIAL GROUP, INC. IN SPOKANE, WASHINGTON KALISPELL, MONTANA (GLOBE NEWSWIRE) - Glacier Bancorp, Inc. (“Glacier”) (NYSE: GBCI), today announced the completion of its acquisition of Community Financial Group, Inc. (“CFGW”) (OTC: CFGW), the bank holding company for Wheatland Bank headquartered in Spokane, Washington. A new division, “Wheatland Bank, a Division of Glacier Bank” will be formed and the existing North Cascades division will be combined into Wheatland Bank. The Wheatland Bank division will operate through 23 branches in Central and Eastern Washington and will be a Top 5 community bank by deposit market share. As of September 30, 2023, Wheatland had total assets of $763 million, total loans of $491 million, and total deposits of $609 million. Wheatland Bank, a Division of Glacier Bank, will operate under the leadership of Susan M. Horton, who served as the President and Chief Executive Officer of Wheatland Bank for more than 20 years. Customers of the new Wheatland Bank division will benefit from enhanced service accessibility in all key markets, as well as a more diverse suite of technology, products, and services. About Glacier Bancorp, Inc. Glacier Bancorp, Inc. is the parent company for Glacier Bank and its bank Divisions: Altabank (American Fork, UT), Bank of the San Juans (Durango, CO), Citizens Community Bank (Pocatello, ID), Collegiate Peaks Bank (Buena Vista, CO), First Bank of Montana (Lewistown, MT), First Bank of Wyoming (Powell, WY), First Community Bank Utah (Layton, UT), First Security Bank (Bozeman, MT), First Security Bank of Missoula (Missoula, MT), First State Bank (Wheatland, WY), Glacier Bank (Kalispell, MT), Heritage Bank of Nevada (Reno, NV), Mountain West Bank (Coeur d’Alene, ID), The Foothills Bank (Yuma, AZ), Valley Bank of Helena (Helena, MT), Western Security Bank (Billings, MT), and Wheatland Bank (Spokane, WA). Visit Glacier’s website at www.glacierbancorp.com.

Forward-Looking Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward- looking statements include but are not limited to statements regarding the potential benefits of the business combination transaction involving Glacier and CFGW, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier and CFGW operate; uncertainties regarding the ability of Glacier and CFGW to promptly and effectively integrate their businesses; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Glacier undertakes no obligation to publicly revise or update the forward- looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in Glacier’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.